UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 11, 2022, Danimer Scientific, Inc. (the “Company”) held an Annual Meeting of Stockholders. Of the 101,114,861 shares of common stock outstanding and entitled to vote at the Meeting, 60,645,397 shares of common stock were present in person or by proxy and entitled to vote, representing approximately 59.98% of the Company’s shares of common stock entitled to vote at the Meeting.

At the Meeting, the Company’s stockholders: (i) approved the election of each of the following nine director nominees standing for election: Stephen E. Croskrey, John P. Amboian, Richard Hendrix, Philip Gregory Calhoun, Gregory Hunt, Dr. Isao Noda, Stuart W. Pratt, Cynthia Cohen, and Allison M. Leopold Tilley, (ii) approved an advisory resolution on executive compensation, (iii) approved, on an advisory basis, a three year frequency of future advisory votes on executive compensation, and (iv) ratified the appointment of KMPG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The voting results for each proposal are set forth below:

Proposal 1 – To elect nine members to serve on the Company’s Board of Directors (the “Board”) until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen E. Croskrey	29,840,375	425,294	30,379,728
John P. Amboian	26,562,706	3,702,963	30,379,728
Richard Hendrix	27,803,174	2,462,495	30,379,728
Philip Gregory Calhoun	29,446,669	819,000	30,379,728
Gregory Hunt	29,684,690	580,979	30,379,728
Dr. Isao Noda	26,824,520	3,441,149	30,379,728
Stuart W. Pratt	29,859,692	405,977	30,379,728
Cynthia Cohen	29,884,302	381,367	30,379,728
Allison M. Leopold Tilley	29,882,118	383,551	30,379,728

Proposal 2 – To approve an advisory resolution on executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,696,824	9,280,277	288,568	30,379,728

Proposal 3 – To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.

Every 1 Year	Every 2 Years	Every Three Years	Votes Abstained	Broker Non-Votes
13,561,953	731,021	15,490,951	481,744	30,379,278

Proposal 4 – To ratify the appointment of KMPG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,321,196	1,233,845	90,356	0

In light of the vote with respect to Proposal 3 set forth above, the Company intends to include an advisory vote to approve the compensation paid to its named executive officers every three years until the next required advisory vote on the frequency of future advisory votes on executive compensation.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Danimer Scientific, Inc

Date:	August 15, 2022	By:	/s/ Michael A. Hajost
Michael A. Hajost Chief Financial Officer